                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


     Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to four million (4,000,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Corporation's Direct Stock Purchase and Dividend Reinvestment Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of September 16, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ Frank V. Cahouet                   /s/ Rotan E. Lee
-----------------------------------    ------------------------------------
Frank V. Cahouet, Director and         Rotan E. Lee, Director
Principal Executive Officer



/s/ Dwight L. Allison, Jr.             /s/ A.W. Mathieson
-----------------------------------    ------------------------------------
Dwight L. Allison, Jr., Director       Andrew W. Mathieson, Director



/s/ Burton C. Borgelt                  /s/ E.J. McAniff
-----------------------------------    ------------------------------------
Burton C. Borgelt, Director            Edward J. McAniff, Director

/s/ Carol R. Brown                     /s/ Robert Mehrabian
-----------------------------------    ------------------------------------
Carol R. Brown, Director               Robert Mehrabian, Director



/s/ J.W. Connolly
-----------------------------------    ------------------------------------
J. W. Connolly, Director               Seward Prosser Mellon, Director



/s/ C.A. Corry                         /s/ D.S. Shapira
-----------------------------------    ------------------------------------
Charles A. Corry, Director             David S. Shapira, Director



                                       /s/ W.K. Smith
-----------------------------------    ------------------------------------
C. Frederick Fetterolf, Director       W. Keith Smith, Director



/s/ Ira Gumberg                        /s/ Joab L. Thomas
-----------------------------------    ------------------------------------
Ira J. Gumberg, Director               Joab L. Thomas, Director



/s/ Pemberton Hutchinson               /s/ Wesley W. von Schack
-----------------------------------    ------------------------------------
Pemberton Hutchinson, Director         Wesley W. von Schack, Director



/s/ George Johnstone                   /s/ William J. Young
-----------------------------------    ------------------------------------
George W. Johnstone, Director          William J. Young, Director

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



         Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann
M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to four million (4,000,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Corporation's Direct Stock Purchase and Dividend Reinvestment Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of September 22, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


                                      /s/ Seward Prosser Mellon
                                      -------------------------
                                      Seward Prosser Mellon, Director

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



         Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann
M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to four million (4,000,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Corporation's Direct Stock Purchase and Dividend Reinvestment Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of September 23, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.



                                      /s/ C. Frederick Fetterolf
                                      --------------------------
                                      C. Frederick Fetterolf, Director